Other Financial Expenses, Net - Other Financial Expenses, Net (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Other Income and Expenses [Abstract]
Bank commitment, guarantee and other fees	$ (4.5)	$ (4.9)	$ (2.3)
Foreign exchange loss	(0.5)	(3.7)	(2.8)
Yard cost cover expense	0.0	(16.8)	(22.1)
Premium paid - convertible bonds	0.0	(2.3)	0.0
Other financial (expenses) / income, net	(3.8)	0.3	0.3
Total	$ (8.8)	$ (27.4)	$ (26.9)